Vanguard Variable Insurance Fund

International Portfolio

Summary Prospectus

April 26, 2019

The Fund’s statutory Prospectus and Statement of Additional Information dated
April 26, 2019, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-522-5555 or by sending an email request to
online@vanguard.com.

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.34%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.37%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% each year and that total annual portfolio operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$38	$119	$208	$468

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests predominantly in the stocks of companies located outside the United States and is expected to diversify its assets in countries across developed and emerging markets. In selecting stocks, the Portfolio’s advisors evaluate foreign markets around the world and choose large-, mid-, and small-capitalization companies considered to have above-average growth potential. The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio.

Principal Risks

An investment in the Portfolio could lose money over short or long periods of time. You should expect the Portfolio’s share price and total return to fluctuate within a wide range. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Investment style risk, which is the chance that returns from non-U.S. growth stocks and, to the extent that the Portfolio is invested in them, small- and mid-capitalization stocks, will trail returns from global stock markets. Historically, non-U.S. small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the global markets, and they often perform quite differently.

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Portfolio may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Portfolio’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

• Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the consumer discretionary sector subjects the Portfolio to proportionately higher exposure to the risks of this sector.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and a comparative index, which have investment characteristics similar to those of the Portfolio. The Spliced International Index reflects the performance of the MSCI EAFE Index through May 31, 2010, and the MSCI ACWI ex USA Index thereafter. Returns for the Indexes shown are adjusted for withholding taxes. The Portfolio’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — International Portfolio

During the periods shown in the bar chart, the highest return for a calendar quarter was 27.23% (quarter ended June 30, 2009), and the lowest return for a quarter was –22.20% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
International Portfolio	–12.61%	3.44%	9.61%
Comparative Indexes
(reflect no deduction for fees or expenses)
MSCI ACWI ex USA Index	–14.20%	0.68%	6.57%
Spliced International Index	–14.20	0.68	5.53

Investment Advisors

Baillie Gifford Overseas Ltd. (Baillie Gifford)

Schroder Investment Management North America Inc. (Schroders)

Portfolio Managers

James K. Anderson, Partner of Baillie Gifford & Co., which is the 100% owner of Baillie Gifford, and Head of Global Equities. He has managed a portion of the Portfolio since 2003 (co-managed since 2013).

Thomas Coutts, Partner of Baillie Gifford & Co., which is the 100% owner of Baillie Gifford, and Chief of Investment Staff. He has co-managed a portion of the Portfolio since 2016.

Simon Webber, CFA, Portfolio Manager at Schroders. He has managed a portion of the Portfolio since 2009.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisors do not pay financial intermediaries for sales of Portfolio shares.

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Vanguard Variable Insurance Fund International Portfolio—Portfolio Number 110

CFA® is a registered trademark owned by CFA Institute.

To request additional information about the Fund, please visit vanguard.com or contact us at 800-522-5555.

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SP 110 042019